Exhibit 21.1

JDS UNIPHASE CORPORATION
WHOLLY-OWNED SUBSIDIARIES

JDSU Label, LLC
(Incorporated in California, USA)

Uniphase FSC
(Incorporated in California, USA)

U.S.A. Kaifa Technology, Inc.
(Incorporated in California, USA)

E20 Communications Inc
(Incorporated in Delaware, USA)

Flex Products
(Incorporated in Delaware, USA)

JDS Uniphase Asia Holdings, Inc.
(Incorporated in Delaware, USA)

JDSU Norwood LLC
(Incorporated in Delaware, USA)

Optical Coating Laboratory, Inc.
(Incorporated in Delaware, USA)

SDL Optics, Inc.
(Incorporated in Delaware, USA)

SDL Piri, Inc.
(Incorporated in Delaware, USA)

JDSU Optical Corporation
(Incorporated in Massachusetts, USA)

Ramar Corporation
(Incorporated in Massachusetts, USA)

Opkor, Inc.
(Incorporated in New York, USA)

JDS Uniphase Pty Limited
(Incorporated in Australia)

JDS Fitel (Barbados) Inc.
(Incorporated in Barbados)

SMC Kaifa (Holdings) Limited
(Incorporated in British Virgin Islands)

Celetra Holding Company
(Denmark)

JDS Uniphase Inc.
(Incorporated in Canada)

JDS Uniphase Canada Ltd.
(Incorporated in Canada)

JDS Uniphase Nova Scotia Company
(Incorporated in Canada)

JDS Uniphase Technology, Limited
(Incorporated in Cayman Islands)

Fujian JDSU Casix Inc.
(Incorporated in China)

JDS Uniphase (Shenzhen) Limited
(Incorporated in China)

Flex Co., Ltd.
(Incorporated in China)

JDS Uniphase France, S.A.S.
(Incorporated in France)

JDS Uniphase Photonics GmbH
(Incorporated in Germany)

JDS Uniphase GmbH
(Incorporated in Germany)

Optical Coating Laboratory Gmbh
(Incorporated in Germany)

JDS Uniphase Asia Ltd.
(Incorporated in Hong Kong)

E20 Communications Indonesia
(Indonesia)

JDS Uniphase (Israel) Limited
(Incorporated in Israel)

JDS Uniphase Italia srl
(Incorporated in Italy)

JDS Uniphase Asia K.K.
(Incorporated in Japan)

JDS Uniphase China Holdings, Inc.
(Incorporated in Mauritius)

JDS Uniphase Netherlands B.V.
(Incorporated in Netherlands)

E20 Communications Pte Ltd
(Incorporated in Singapore)

JDS Uniphase Singapore Pte Limited
(Incorporated in Singapore)

Fibx Corporation
(Incorporated in Taiwan)

JDS Uniphase Oxford Limited
(Incorporated in United Kingdom)

JDS Uniphase Holdings Limited
(Incorporated in United Kingdom)

JDS Uniphase UK Limited
(Incorporated in United Kingdom)

OCLI Optical Coating Laboratory
(Incorporated in United Kingdom)

SDL Integrated Optics Limited
(Incorporated in United Kingdom)